UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 22, 2005
                                                      ----------------

                                INZON CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	000-17345             41-1578316
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


               238 Northeast 1st Avenue, Delray Beach, Florida  33444
           ---------------------------------------------------------------
                      (Address of principal executive offices)


Registrant's telephone number, including area code    (561) 279-8200
                                                      --------------







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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2005, InZon Corporation entered into an Agreement of Purchase and Sale with SAE Group, Inc., a Florida corporation. Pursuant to the terms of the Agreement, in exchange for the majority of the assets of SAE, the sole shareholders of SAE will receive 800,000 shares of the registrant's common stock. The Agreement of Purchase and Sale is attached hereto as Exhibit 10.4.

The former President and sole shareholder of SAE is the Chief
Financial Officer of the registrant.

ITEM 8.01.  OTHER EVENTS.

On August 24, 2005, the registrant issued a press release titled: " InZon Corp. Acquires the Media Broadcast Assets of SAE Group". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.1


ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


(c)	Exhibits

10.4	Agreement of Purchase and Sale by and among InZon
        Corporation, a Nevada corporation and SAE Group, Inc., a
        Florida corporation.

99.1    Press Release dated August 24, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INZON CORPORATION

Date   August 24, 2005
    ---------------------
                                     By: /s/ David F. Levy
                                         --------------------------
                                             David F. Levy
                                             Principal Executive Officer






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